Exhibit 10.44




                         Epstein, Becker, & Green, P.C.
                                Attorneys at Law
                                 250 Park Avenue
                             New York, NY 10177-0077





Mr. Lee Levenson
Correctional Services Corporation
1819 Main Street, Suite 100
Sarasota, Florida 34236



January 9, 1996



Re:     Agreement of Lease dated as of October 1, 1 996 between
        Creston Realty Associates, L.P., Landlord and Correctional Services Corporation, Tenant
        Premises: 2534 Creston Avenue, Bronx, New York



Dear Mr. Levenson:


     I am enclosing two (2) fully executed copies of the Letter Agreement confirming the Lease effective date of October 1, 1996.



Sincerely,



Raymond W. Goldfaden

                        CORRECTIONAL SERVICES CORPORATION
                           1819 Main Street, Suite 100
                             Sarasota, Florida 34236



Mr. Sid Borenstein
Creston Realty Associates, L.P.
2532 Creston Avenue
Bronx, New York



November 22, 1996



Re:     Agreement of Lease dated as of October 1, 1996 between
        Creston Realty Associates, L.P., Landlord and Correctional Services Corporation, Tenant
        Premises: 2534 Creston Avenue, Bronx, New York



Dear Mr. Borenstein:

     This letter will serve to confirm that the Tenant has occupied the Premises and the Lease is effective as of October 1, 1 996 in accordance with its terms. The Landlord acknowledges that $50,000 payment deposited upon the execution of the Lease shall be applied to the rent as the same accrues pursuant to the terms of the Lease.

     Please acknowledge your assent to the foregoing by signing this letter in the space provided for below.


ACKNOWLEDGED AND AGREED TO:
CRESTON REALTY ASSOCIATES


By:______________________________



CORRECTIONAL SERVICES CORPORATION


By:______________________________



                        CORRECTIONAL SERVICES CORPORATION
                           1819 Main Street, Suite 100
                             Sarasota, Florida 34236

Mr. Sid Borenstein
Creston Realty Associates, L.P.
2532 Creston Avenue
Bronx, New York



November 22, 1996



Re:     Agreement of Lease dated as of October 1, 1996 between
        Creston Realty Associates, L.P., Landlord and Correctional Services Corporation, Tenant
        Premises: 2534 Creston Avenue, Bronx, New York



Dear Mr. Borenstein:

     This letter will serve to confirm that the Tenant has occupied the Premises and the Lease is effective as of October 1, 1996 in accordance with its terms. The Landlord acknowledges that $50,000 payment deposited upon the execution of the Lease shall be applied to the rent as the same accrues pursuant to the terms of the Lease.



     Please acknowledge your assent to the foregoing by signing this letter in the space provided for below.


ACKNOWLEDGED AND AGREED TO:
CRESTON REALTY ASSOCIATES



By:


---------------------------------



CORRECTIONAL SERVICES CORPORATION





     AGREEMENT OF LEASE dated as of October 1, 1996, by and between Creston Realty Associates, L.P., whose address is 2532 Creston Avenue, Bronx, New York, for itself, its heirs, executors, administrators, trustees, successors, assigns and legal representatives (hereinafter referred to as "Landlord"), and Correctional Services Corporation, a Delaware corporation whose address is 1819 Main Street, Suite 100, Sarasota, Florida 34236 (hereinafter referred to as "Tenant").

                                   WITNESSETH:

     Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, the entire building, and improvements erected, situate, lying and being in the Borough of the Bronx, City and State of New York, bounded and described in Exhibit "A" annexed hereto and hereby made a part hereof.


     SAID PREMISES being known as 2534 Creston Avenue, Bronx, New York. The premises shall be referred to herein as the "Demised Premises".

     TOGETHER with the equipment, furniture, furnishings, fixtures, chattels, stock of supplies and linens owned by Landlord and now contained in the Demised Premises, if any, and used in the operation of the Demised Premises, all of which are listed and described in Article 7B hereof.

     IT IS FURTHER MUTUALLY COVENANTED AND AGREED that this Lease is made upon the foregoing and the following terms, covenants, conditions, provisions, agreements and limitations, all of which Tenant covenants and agrees to perform and observe.

I .            Service Contracts

     The existing, service and other contracts entered into by Landlord in respect of the Demised Premises, if any, are set forth in Exhibit "B" annexed hereto and hereby made a part hereof.

2.      Term

     A. Except as set forth in Article 231 hereof, the term of this Lease shall be two (2) years continuing as of October 1, 1996 (the "Commencement Date") and terminating at 11:59 P.M. on September 30, 1998, both dates inclusive, unless this Lease is sooner terminated or extended as hereinafter provided.

     B. Provided the Tenant is not then in material default (after the expiration of any applicable grace or cure periods) under the terms of this Lease, the Tenant shall have the right to renew this Lease for an additional term of one (1) year, commencing October 1, 1998, and terminating September 30, 1999, upon the same terms and conditions herein contained; except that the Base Rent shall be increased by five percent (5%) over the rental payable in the preceding year, payable in equal monthly installments. The Tenant agrees to exercise such option on at least sixty (60) days prior written notice to Landlord by certified mail. The failure to give such timely notice shall be deemed a waiver by the Tenant of its right to exercise such option.


     C. Provided the Tenant is not then in material default (after the expiration of any applicable grace or cure periods) under the terms of this Lease, the Tenant shall have the right to renew this Lease for an additional term of one (1) year, commencing October 1, 1999, and terminating September 30, 2000 upon the same terms and conditions herein contained; except that the Base Rent shall be increased by five percent (5%) over the rental payable in the preceding year, payable in equal monthly installments. The Tenant agrees to exercise such option on at least sixty (60) days prior written notice to Landlord by certified mail. The failure to give such timely notice shall be deemed a waiver by the Tenant of its right to exercise such option.

     D. Provided the Tenant is not then in material default (after the expiration of any applicable grace or cure periods) under the terms of this Lease, the Tenant shall have the right to renew this Lease for an additional term of one (1) year, commencing October 1, 2000, and terminating September 30, 2001 upon the same terms and conditions herein contained; except that the Base Rent shall be increased by five percent (5%) over the rental payable in the preceding year, payable in equal monthly installments. The Tenant agrees to exercise such option on at least sixty (60) days prior written notice to Landlord by certified mail. The failure to give such timely notice shall be deemed a waiver by the Tenant of its right to exercise such option.

3. Use

     Tenant shall at all times operate the Demised Premises in Occupancy there for set forth in Article 13 hereof Subject to Landlord's prior written consent or approval shall not be unreasonably withheld or delayed, Tenant shall have the right to amend the Certificate of Occupancy to conform to its use of the premises, provided that Tenant shall bear the entire cost of any alterations to the Demised Premises resulting from Tenant's use, or intended use of the premises.


4.       Base Rent: Additional Rent

     A. Except as otherwise expressly provided in this Lease, Tenant shall pay to Landlord during the first two years of the term hereof a net rent (the "Base Rent") of One Hundred and Eighty Thousand Dollars ($I 80,000) per annum, payable in equal monthly installments in advance on the first day of each month, except that no Base Rent shall be payable for the months of October and November of 1996. The Base Rent does not include real estate taxes imposed by the City of New York on the Demised Premises, nor does it include any other taxes, assessments, water rents, sewer rents and charges, duties, impositions, license and permit fees, charges for public utilities of any kind, payments and other charges of every kind and nature, together with interest and penalties thereon, all of which shall be paid by Tenant when due as of the Commencement Date. Nothing contained herein, however, shall obligate Tenant to pay any income, transfer or corporate franchise taxes imposed upon Landlord, nor to pay any such taxes, charges or assessments imposed upon the Demised Premises with respect to periods prior to the Commencement Date of this Lease.

     B. Contest of Taxes and Assessments

     Tenant shall have the right to contest the validity or amount of real estate taxes or assessment (if necessary, with the cooperation of Landlord), Tenant shall bear the cost of any such application or contest.

     C. Certificate or Statement of Authorities as Prima Facie Evidence

     Any official certificate or statement issued or given by any sovereign, governmental, city or municipal authority, or any department, bureau, board or officer thereof or of any public utility, setting forth any tax, assessment, water rents, sewer rents and charges, duties, impositions, license and permit fees, charges for public utilities of any kind, payments and other charges of every kind and nature, together with interest and penalties thereon, the payment of which is the obligation of Tenant as herein before provided, shall be prima facie evidence for all purposes of this Lease, of the existence, amount and validity of such tax, assessment, water rents, sewer rents and charges, duties, impositions, license and permit fees, charges for public utilities of any kind, payments of and other charges of every kind and nature.


     D. Interest On Required Payments Made by Landlord

     Any and all payments which may be required to be made by Tenant under this Lease may be made by Landlord, whether for premiums on policies of insurance as hereinafter provided for and required to be obtained and maintained by Tenant, or in respect of any other provision under this Lease pursuant to which payments other than insurance premiums may be made by Landlord for and on behalf of Tenant, or which payments may be made by Landlord in default of Tenant's making the same and as to which Tenant may be required to make any such payment under this Lease. Landlord shall first give to Tenant five (5) business days written notice by certified mail (unless the time available to make such payment is shorter), of its intention to make such payment on behalf of the Tenant and if the Tenant falls within such period to cure its default, Landlord may make same as provided above. Any such amount paid by Landlord shall, in each such case, be deemed to be and shall become, together with interest thereon at the rate of one percent (1%) per month, Additional Rent, and the amount of such payment, together with interest thereon, may, at Landlord's option exercised by notifying Tenant of the amount due, be added to the Base Rent falling due on the first day of the month next ensuing; the payment by Landlord of any sum or sums and shall then and in such event be deemed Additional Rent payable by Tenant to Landlord in addition to the foregoing provisions and payments required hereunder.

     E. Real Estate Taxes

     The Tenant agrees to pay as Additional Rent any real estate taxes assessed or imposed against the Demised Premises, such taxes to be paid by the Tenant to Landlord ten (10) days prior to the time that Landlord is required to pay same to the taxing authority. Real Estate taxes shall mean all real estate taxes, school taxes, water and sewer charges, vault taxes and charges assessed upon the real property. Upon written request by Tenant made after its payment of such Additional Rent, Landlord shall provide Tenant with proof of its payment of such taxes.

     F. Manner of Payment

     All Base Rent, Additional Rent and other sums and charges to be paid by Tenant to Landlord under this Lease shall be paid in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts, c/o Sid Borenstein, 1118 Avenue J, Brooklyn, N.Y. 11230, or at such other place(s) as Landlord may from time to time designate upon written notice to Tenant.

5.       Rent Payable Without Set-Off

     Tenant will pay the Base Rent and Additional Rent (including real estate taxes) as set forth in Article 4 hereof at the time and in the amount herein before provided, by paying the same without any set-off, counterclaim, deduction, notice or demand except as herein otherwise specifically provided, to Landlord or to such person or entity as may from time to time be specified in this Lease or designated in writing by Landlord. Tenant shall and will, during the term hereby demised, well and truly pay, or cause to be paid, to Landlord, all such other sums as may become due from, or payable by, Tenant, at the times and in the manner herein provided; and Landlord, at its option, may deem all other sums as Additional Rent payable hereunder, together with interest thereon at the rate of one percent (1%) per month, payable from the tenth business day after notice is given that any such sum is due and payable as Additional Rent hereunder; and, in the event of nonpayment thereof, Landlord shall have the rights and remedies herein provided for in the case of nonpayment of Base Rent or Additional Rent, or of a breach of condition or covenant.


6.       Tenant To Take Premises In An As Is Condition

     A. It is specifically understood and agreed that the Tenant takes the premises in its present physical condition subject to any and all violations whether of record or not after a full, complete and independent inspection of the premises and Tenant agrees that during the term of this Lease not to call upon the Landlord for any repairs, renovations, decorations, alterations, except as herein specifically set forth in Articles 8 and 54 herein.


     B. Except as otherwise set forth herein to the contrary, Tenant accepts the buildings and improvements together with the furniture, furnishings, fixtures, chattels and equipment (as described in Article 7B hereof), if any, in, on and about the Demised Premises in their present condition, "AS IS", and without any representation or warranty by Landlord as to the condition of said buildings or improvements or as to the use or occupancy which may be made thereof, and Landlord shall not be responsible for any latent defect or change of condition in the buildings or improvements, furniture, furnishings, fixtures, equipment and chattels, except to the extent that such items are the responsibility of Landlord, as set forth in Article 8 hereof

     C. Except as otherwise set forth herein to the contrary, the Base Rent, Additional Rent and other sums and charges payable hereunder shall in no event be withheld or diminished on account of any defect in the building, or of the personal property and equipment contained therein, nor for any change in its condition, nor for any damage occurring thereto nor because of the existence of any violations in any municipal or other governmental departments.

7. Ownership and Repair of Personal Property

     A. All personal property purchased or installed by the Tenant over and above the personal property currently in the premises, if any, shall be and remain the property of the Tenant at the expiration of the Lease or of any renewal thereof, as set forth in Article 26 hereof

     B. Except as otherwise provided herein, the property covered by this Lease shall include all partitions, engines, motors, dynamos, boilers, elevators, bathtubs, water closets, ranges, stoves, and heat, air conditioning, television receivers and equipment, refrigeration, plumbing, gas and electric equipment and fixtures, vacuum cleaning system, sprinkler system and other fire prevention or extinguishing- equipment and materials, if any, all as now or hereafter contained in the Demised Premises.

8.       Repairs and Replacements

     A. Tenant represents and covenants, at its own cost and expense, to make any and all changes, alterations, repairs or replacements, ordinary or extraordinary, structural or otherwise, foreseen or unforeseen, necessary to keep in reasonable physical condition the buildings and improvements on the Demised Premises now standing and hereafter erected, inside and outside, including, but not limited to, repairs to foundations, sidewalks, walls, floors, ceilings, elevators, vaults, window glass, gas pipes, wires or conduits for electricity, whether inside, in front of, or appurtenant to the Demised Premises, such repairs, replacements or renewals to be at least the equal in quality of materials and workmanship as those replaced. Tenant will maintain, repair and/or replace the elevator system (including all of its components), the boiler and/or the roof, if necessary. Tenant will also be responsible to maintain and/or repair the water and sewer connections to the Demised Premises.

     B. The Tenant, at its sole cost, shall have the right to renovate the premises as it sees fit, providing, however, and on condition that all work is done in full conformity with the various state, federal and municipal departments having jurisdiction thereover. If any such renovations shall reduce the number of rentable units in the Demised Premises, or shall limit the amount of rent which may be otherwise charged for any unit(s), then, at the expiration of the term of this Lease as set forth in Article 2 hereof or at the expiration of any renewal of this Lease, or the termination of this Lease pursuant to
Article 23 or any other provision of this Lease, Tenant agrees, at its sole cost, to restore the premises to its former condition, or, at Tenant's option, to remit to the Landlord the reasonable cost of such restoration. In the event that Tenant causes the Certificate of Occupancy set forth in Article 13 to be amended, Tenant agrees, at its sole cost, to cause such Certificate of Occupancy to be restored to its former provision (provided that such former provision shall then be permitted by law or by the zoning resolution then in effect) at the expiration of any renewal of this Lease, or the termination of this Lease pursuant to Article 23 or any other provision of this Lease. If such restoration shall not be permitted by law at such time, Tenant shall reimburse Landlord for any losses occasioned to Landlord as a result of such alterations.

     C. Any structural changes to the Demised Premises that shall be required as a result of generally applicable changes to governmental regulations of any governmental body having jurisdiction thereover shall be the responsibility of Landlord. If Landlord reasonably determines that the cost of such changes does not warrant making such changes, Landlord may terminate this Lease upon sixty
(60) days prior written notice to Tenant without penalty and the otherwise applicable provisions of this Lease regarding terminations shall be applied as if the Lease had otherwise terminated on such date.

9.      No Waste

     Tenant shall not commit or suffer waste or injury to the Demised Premises and shall keep the sidewalks, curbs and alleys adjacent to the Demised Premises in good repair and unobstructed, clean and free of rubbish, ice and snow.

10. Waiver of NYL Section 227

     If any buildings or improvements, now or hereafter constructed and maintained upon the Demised Premises, shall be destroyed or so damaged or injured by fire or other hazard or casualty as to be untenantable and unfit for occupancy in whole or in part, then, except as otherwise provided in this Lease, such fact shall not affect the provisions of this Lease, any law, rule or regulation to the contrary notwithstanding, Section 227 of the Real Property Law of the State of New York or any other law of similar nature, extent and context expressly applicable hereto being hereby expressly waived by Tenant. Tenant hereby agrees that its obligations, covenants and agreements, including the payment of Base Rent, Additional Rent and other sums and charges with respect to the portion of the Demised Premises that were not destroyed or injured shall continue the same as though said buildings and improvements or any of them had not been destroyed or injured, and without abatement of any kind, except as set forth in Article 15 or as otherwise provided in this Lease. Tenant will obtain insurance with respect to its obligations under this Lease, of the type known as rent insurance or loss of business insurance.

11.      Compliance With Laws

     Except as set forth in Article 8C hereunder, Tenant covenants to execute and comply in all material respects with any and all laws, statutes, ordinances and regulations, federal, state, county or municipal, now or hereafter in force applicable to the Deposed Premises, relating to use or occupancy thereof or to the making of repairs thereto or of changes, alterations or improvements therein, ordinary or extraordinary, structural or otherwise, foreseen or unforeseen, including without limitation the performance of any duty imposed upon Landlord or

Tenant by such laws, statutes, ordinances or regulations in respect to the sidewalk, curb, street, vault or alley adjacent to the Demised Premises. Tenant also covenants to comply in all material respects with any and all rules and regulations applicable to the Demised Premises issued by the New York Board of Fire Underwriters and/or the New York Fire Insurance companies writing policies covering the Demised Premises which are applicable thereto. Tenant shall pay all costs, expenses, claims, fines, penalties and damages that may in any manner arise out of or be imposed because of the failure of Tenant to comply with this Article, and in any event, agrees to indemnify and save Landlord free and harmless of and from all liability with reference to the same, except to the extent that such costs, expenses, claims, fines, penalties and damages are caused by Landlord's failure to perform its obligations under Article 8 hereof.

     Landlord or Tenant shall each promptly give written notice to the other party of any notice of violation received by it. Without diminishing the obligation of Tenant, if Tenant shall at any time fail or neglect to materially comply, to the extent reasonably appropriate and as expeditiously as reasonably feasible, with any of said laws, rules, orders, requirements, directions, ordinances or regulations concerning or affecting the Demised Premises, or the use and occupation thereof, or of any building thereof, as herein before provided, and, if a stay is necessary, shall have failed to obtain a stay or continuance thereof, then Landlord, in addition to any other remedies hereunder shall be free to comply therewith, and expenses resulting therefrom shall be borne and paid by Tenant and upon Tenant's failure so to pay, then Landlord may, at its sole option, pay the same, and any payments so made by Landlord, together with interest thereon to be computed at the rate of one percent (1%) per month, from the date of payment, shall be considered as Additional Rent, and shall entitle Landlord to enforce any of the terms, provisions, conditions, and covenants herein contained that may be applicable to such Additional Rent. Tenant may, however, contest by means of due legal proceedings the validity of any such law, rule, order, ordinance or regulations, and refrain from compliance therewith during such contest, provided that such noncompliance shall not constitute a crime or misdemeanor on the part of Landlord.

12.     No Liens

     A.Tenant will not create or permit to be created or to remain, and will discharge, any lien, encumbrance or charge levied on account of any imposition of any mechanic's, laborer's or material man's lien upon the Demised Premises or any part thereof or the income therefrom, resulting from any work or alterations performed by Tenant, having any priority or preference over or ranking on a parity with the estate, rights and interest or Landlord in the Demised Premises or any part thereof or the income therefrom, and Tenant will not suffer any other matter or thing whereby the estate, rights and interest of Landlord in the Demised Premises or any part thereof might be impaired.

     A. If any mechanic's, laborer's or materialman's lien shall at any time be filed against the Demised Premises or any part thereof, Tenant, within thirty
(30) days after notice of the filing thereof, will cause the same to be discharged of record by payment, deposit, bond order of a court of competent jurisdiction or otherwise, provided that such lien arose as a result of Tenant's activities at the Demised Premises after the Commencement Date. If Tenant shall fail to cause such lien to be discharged within the period aforesaid, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by obtaining the discharge of such lien by deposit or by bonding proceedings. In such event, Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lien or and to pay the amount of the judgment in favor of the lienor with interest, cost and allowances. Any amount so paid by Landlord and all reasonable costs and expenses incurred by Landlord in connection therewith, together with interest thereon at the rate of one percent (1%) per month, from the respective dates of Landlord's making of the payment or incurring of such reasonable costs and expenses, shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand. Nothing herein contained shall obligate Tenant to pay or discharge any lien created by Landlord.

     C. Nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, architect, laborer, engineer or materialman for any specific improvement alteration to or repair of the Demised Premises or any part thereof, and the personal property hereby leased.

13. No Use In Violation of Certificate of Occupancy

     During the term of this Lease, Tenant will not use or keep or allow the Demised Premises or any portion thereof or any building or improvements now or hereafter erected or maintained thereon, to be used or occupied for any unlawful purpose or in violation of any Certificate of Occupancy covering or affecting the use of the Demised Premises or any portion thereof, or any buildings or improvements now or hereafter erected thereon, as the same may be amended from time to time (the "Certificate of Occupancy"). Tenant will not suffer any act to be done or any condition to exist on the Demised Premises or any portion thereof or any building or improvement now or hereafter erected thereon, which shall in law constitute a nuisance, public or private, or which shall make void or voidable any insurance then in force on the Demised Premises. Tenant shall have the right to amend the Certificate of Occupancy to conform to its use of the premises, provided that Tenant shall bear the entire cost of any alterations to the Demised Premises resulting from Tenant's use, or intended use of the premises.

14.      Assignment and Subletting

     A. Except as provided in Paragraph C herein or otherwise in this Lease, Tenant expressly covenants and agrees that Tenant shall not assign or underrate all or substantially all of the Demised Premises, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. If this Lease shall be assigned, or if the Demised Premises or any part thereof be underrated or occupied by any person or entity other than Tenant, Landlord may, after default in respect of the payment of rent by Tenant, collect rent from the assignee, under tenant or occupant, and apply the net amount so collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection of rent shall be deemed a waiver of this covenant, the acceptance of the assignee, under tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The formal written consent by Landlord to an assignment or underletting shall not in any manner be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting of this Lease. If Tenant hereunder shall be a corporation, the provisions of this Article 14 shall not apply to an assignee, under tenant or occupant that owns 100% of the outstanding shares of Tenant or to a corporation whose shares are owned 100% by Tenant.

     B. Tenant further expressly covenants and agrees that notwithstanding anything to the contrary contained in this Lease, the sale or transfer, by one or more transfers at any time (if effected on a concerted basis), of more than fifty (50%) percent of the total outstanding shares in any corporation which may be the Tenant under this Lease, or the sale or transfer at any time of more than fifty (50%) percent of the total equity interests in any partnership, joint ventures or other unincorporated association which may be Tenant under this Lease, shall, in each case, be deemed to be an assignment of this Lease within the meaning and intent of the provisions of this Article. Notwithstanding the foregoing, the transfer or assignment of any such shares of stock or equity interests solely by reason of the death of a stockholder, partner, joint venturer or member to his or her heirs, distributees or legal representatives, or any inter vivos transfers or assignments of shares of stock or equity interests to members of the immediate family of such stockholder or equity holder, or any transfer among existing stockholders, partners, joint venturers or members of any other unincorporated association, or any such transfer of shares or equity interest to third parties aggregating less than fifty (50%) percent of the total interests thereof, shall not, in any such case, be deemed an assignment or sale of such shares of stock or partnership, joint venture or other unincorporated association interest for purposes of this Article.

     Any violation of the provisions of this Article shall entitle Landlord to exercise any and all of the default and remedy provisions now contained in this Lease after the applicable notice and grace periods.

     C. Except as otherwise provided herein, Tenant may assign the Lease to any unaffiliated person or entity, but only for the use of the Demised Premises for the specific purposes set forth in Article 3 hereof and for no other purposes, and Tenant may assign this Lease only subject to and by assignment shall be binding upon Landlord nor shall it have any force or effect, either in law or in equity, or convey any interest of Tenant in this Lease, unless and until each of said following conditions are complied with:

     (i) any such assignment hereof shall be subject to Landlord's prior written consent,which consent Landlord covenants and agrees will not unreasonably be withheld or delayed;

     (ii) that at the time of any such assignment, the Tenant/assignor shall not then be in default hereunder in respect of the payment of monies due the Landlord for Base Rent or Additional Rent of any kind beyond the applicable grace periods with respect thereto;

     (iii) such assignment shall be evidenced by an instrument of assignment and assumption duly executed and acknowledged in triplicate original copies by

Tenant/assignor and its assignee ("such assignee"), pursuant to which Tenant/assignor assigns this Lease to such assignee, and such assignee accepts the assignment thereof and assumes and agrees to perform all the terms and provisions in this Lease contained to be kept, observed and performed by Tenant hereunder from and after the effective date of such assignment, and an executed and acknowledged duplicate original of such instrument, together with the address of such assignee, shall be delivered to Landlord and

     (iv) Tenant shall pay to Landlord monthly as Additional Rent ten percent (10%) of the amount by which the rent being paid to Tenant by such assignee exceeds the amount payable by Tenant to Landlord as Base Rent under the terms of this Lease.

     Tenant covenants and agrees that no assignment made pursuant to the provisions of this Article shall in any way release or be deemed to release Tenant herein named, or any assignee of the interest of Tenant in this Lease, and requires that Tenant and all assignees of Tenant's interest shall at all times throughout the term of this Lease continue to be and remain jointly and severally and primarily liable for the full performance of all of the obligations of this Lease on the part of Tenant to be performed, observed and complied with from the date of the execution of this Lease through the term hereof.

     D. Whenever Landlord's consent shall be required hereunder, Tenant shall deliver to Landlord written notice by certified mail, return receipt requested, of the proposed assignment of this Lease at least twenty (20) business days (the term "business days" as used in this Lease shall mean consecutive days exclusive of Saturdays, Sundays and legal holidays which are statewide in the State of New
York) prior thereto, which notice shall include and be accompanied by the following information:

     (i) the name and address of the proposed assignee; and

     (ii) the names and business experience of principal or principals of the proposed assignee who will be active in the operation of the business at the Demised Premises by the proposed assignee and their respective percentages of equity interest in the proposed assignee.

     Landlord agrees, within a period of ten (10) business days after its receipt of the aforementioned notice of the proposed assignment, to notify Tenant in writing, by certified mail, return receipt requested, either: (a) that Landlord is willing to thereafter give its formal written consent to the proposed assignment of this Lease, provided that all of the conditions precedent to the delivery of a formal consent in writing set forth in this Article are first fully complied with; or (b) that Landlord is not willing to give its consent to the proposed assignment of this Lease. In addition, if Landlord sends no written notice at all to Tenant within said period of ten (1O) business days as to whether or not Landlord is willing to thereafter give its formal written consent to the proposed assignment of this Lease, then Landlord shall be deemed to have given its formal written consent hereunder to such proposed assignment of this Lease.

     E. If Tenant shall deem itself aggrieved by Landlord's failure or refusal to consent to the proposed assignment of this Lease by Tenant, Tenant shall have the right to submit the issue of Landlord's failure or refusal to affirmatively consent in writing to such assignment to arbitration in accordance with Article 34 hereof

     15. Insurance: Repair and Restoration

     A. Tenant shall throughout the term of this lease, at its own cost and expense, provide and keep in force for its own benefit, insurance against loss or damage or injury or destruction to or of any building or buildings now or
hereafter  erected  on  the  leased  premises,   together  with  the  furniture,
furnishings and equipment therein, if any, resulting from fire or from any hazard included in the so-called extended coverage endorsement from such insurance companies authorized to engage in insurance business in the State of New York, which policies shall provide that the loss, if any, shall be payable to Tenant, except as hereinafter provided. All such policies shall name Landlord as additional insured and an original copy of such policy shall be provided to Landlord. Tenant shall also insure that the interest of the holder of a Fee Mortgage be protected by proper endorsement to any such policies. Tenant may carry such insurance under blanket policies and shall in such case provide Landlord with a certificate evidencing such coverage.

     B. Tenant shall likewise observe and comply with the requirements of all policies of insurance at any time in force with respect to the Demised Premises and the personal property hereby leased.

     C. No destruction of or damage, to the Demised Premises, or any part thereof, by fire or other casualty, shall terminate or permit Tenant to surrender this Lease or shall relieve Tenant from its obligation to pay the Base Rent and Additional Rent and other sums and charges payable hereunder with respect to the portion of the Demised Premises that were not damaged or destroyed, or from any of Tenant's other obligations under this Lease, and Tenant hereby waives any rights now or hereafter conferred upon it by statute or otherwise to cancel or surrender this Lease or to quit or surrender the Demised Premises, or any part thereof, or to any suspension, diminution, abatement or reduction of Base Rent or Additional Rent with respect to the portion of the Demised Premises that were not damaged or destroyed, on account of any such destruction or damage, except as otherwise provided in this Lease. Tenant will obtain insurance with respect to its obligations under this Lease, of the type known as rent insurance or loss of business insurance.

     D. If there shall be less than sixty (60) days remaining to the end of the Lease term hereunder (including any extensions thereto as to which Tenant shall have given Landlord the notice required by Article 2B, 2C, or 2D), Tenant may, in lieu of making such repair and restoration terminate this Lease upon thirty
(30) days prior written notice to Landlord without penalty and the otherwise applicable provisions of this Lease regarding terminations shall be applied as if the Lease had otherwise terminated on such date. Tenant shall in such case promptly remit to Landlord any insurance proceeds and payments received as a result of such damage or destruction.

     16. Comprehensive General Public Liability Insurance, Steam Boiler, War Damage, Sprinkler and Rent and other Insurance


     11 A. Tenant also covenants to obtain for the benefit of Landlord, at its sole cost and expense, comprehensive general public liability insurance coverage of the Demised Premises, including the sidewalks, alleys, curbs, and vaults, if any, adjoining the Demised Premises, in the customary form, from insurance companies satisfying the requirements of Article 15 hereof, in limits of liability (including coverage under umbrella liability policies) of not less than $2,000,000 per occurrence for property damage, and to pay all of the premiums thereon.

     B. Tenant, at its sole cost and expense, during the entire term of this Lease will have professional insurance commercially available (such as malpractice insurance or liability insurance) covering Landlord and Tenant for any act of Tenant dealing with its activities in the premises.

     C. Tenant will also obtain insurance with respect to its obligations under this lease, of the type known as rent insurance or loss of business insurance.

     D. All policies required to be obtained by Tenant under this Article or the preceding Article shall name Landlord as additional insured and the Tenant agrees to deliver to Landlord the original of such policies. Such policies will contain a provision that same may not be canceled without giving to the Landlord at least thirty (30) days prior written notice.

17.     Compliance With Insurance Requirements

     Tenant shall promptly perform and comply with the requirements of all fire and liability insurance carriers obtained by Landlord within thirty (30) days after written notice from Landlord, either personally or by certified mail, return receipt requested.

18.     Waiver of rights to Redeem

     Except as otherwise expressly provided herein, Tenant hereby expressly waives any and all right to redeem the Demised Premises under Sections 761 and 763, or any amendments, changes and additions thereto, of the Real Property Actions and Proceeding Law of the State of New York or otherwise, after a warrant of dispossess shall have been made or entered, or by virtue of any other statute, law or decision of like import or effect now or hereafter in force.

19.      Total Condemnation

     If, at any time during the term hereof, the whole of the Demised Premises shall be taken for any public or quasi-public use, under any statute, or by right of eminent domain, or if any part of said Demised Premises shall be so taken and the part not so taken shall be insufficient, in the reasonable judgment of Tenant, for the operation of Tenant's business, then this Lease shall immediately cease and terminate, and the Base Rent and Additional Rent payable under this Lease shall be equitably apportioned and paid to the time of such termination, and Tenant shall not be responsible for any payment of rent or other obligation under this Lease after such termination.

     In the event of such total condemnation, the entire award shall become the property of the Landlord, and Tenant access that it shall not be entitled to, nor shall it, file a claim for any portion of such award. Nothing herein contained shall prevent Tenant from applying for an award for the unamortized value of Tenant's leasehold improvements and Tenant's relocation and moving expenses (or from joining in Landlord's application for such award), provided that such award to Tenant does not cause the diminution or reduction of the award otherwise payable to Landlord.

20.     Partial Condemnation

     A. If any buildings or improvements now or hereafter constructed on the Demised Premises shall be damaged or partially destroyed by any such taking of less than the whole or materially all thereof, then except as herein above or after specifically provided, this Lease shall continue in full force and effect as to the part not so taken, and the Base Rent shall be reduced by mutual a-agreement of the parties, and if the parties fail to mutually agree upon a fair Base Rent, the matter shall be determined by arbitration in accordance with
Article 34 hereof. Tenant shall give prompt notice thereof to Landlord, and shall proceed with reasonable diligence to conduct any necessary demolition and to repair and restore, at its own cost and expense, any remaining part of any building and improvements not so taken, so as to constitute such remaining part or parts thereof a complete, rentable building in good condition and repair, provided, however, that Tenant shall not be required to make any repairs or restoration hereunder until the condemnation award shall have first been paid or disbursed in accordance with the terms of this Article.


     B. If there shall be less than sixty (60) days remaining to the end of the Lease term hereunder (including any extensions thereto as to which Tenant shall have given Landlord the notice required by Article 2B, 2C or 2D), Tenant may, in lieu of making such repair and restoration tenant this Lease upon thirty (30) days prior written notice to Landlord without penalty and the otherwise applicable provisions of this Lease regarding terminations shall be applied as if the Lease had otherwise terminated on such date. Tenant shall in such case promptly remit to Landlord any insurance proceeds and payments received as a result of such damage, destruction or taking.

21.      Evidence of Payment By Landlord: Tenant's Right to Cure

     A. Provided Tenant has complied with all the terms, covenants and conditions of this Lease on Tenant's part to be performed, the Landlord agrees to exhibit to Tenant, upon demand therefor, evidence of payment of the installments of principal and interest under the bonds and/or mortgages covering the said premises, and of taxes and of other impositions.

     B. In the event Landlord shall at any time fail to pay any installment of principal or interest upon any mortgage which shall constitute a lien upon the Demised Premises or any other charge or sum not required by the provisions of the Lease to be paid by Tenant, or in the event that a lien is placed on the Demised Premises by any municipal, state or federal agency, or any other party, due to the failure of the Landlord, or party or parties collectively comprising the Landlord, or its assigns to discharge any and all obligations not assumed by Tenant under this Lease, including, but not limited to, Article 54 hereof, and if such failure to pay such sum or lien shall constitute a threat to the right of Tenant to enjoy the use of the Demised Premises, Tenant shall have the right forthwith to pay the amount due if it so elects together with any costs or interest payable in connection therewith and Tenant may deduct the amount of such payment together with interest from the date of Tenant's payment from the rental next becoming due under the provisions of this Lease until the amount of the credit to which Tenant shall be entitled shall be exhausted. Tenant, upon making such payment, shall be entitled subject to the provisions of the laws applicable thereto, to be subrogated to the rights of the holder of such payment for or on behalf of the Landlord. Tenant shall first give to Landlord five (5) business days written notice by certified mail (unless the time available to make such payment is shorter), of its intention to make such payment on behalf of the Landlord and if the Landlord fails within such period to cure its default, Tenant may make same as provided above.

22.     Mortgages - Subordination

     A. This Lease, the lien thereof on the Demised Premises, and all rights of Tenant hereunder, and of any persons claiming under or through Tenant, are subject and subordinate to existing or future mortgages or leases which shall be liens upon the premises and to any other mortgages or leases and to any renewals, modifications, consolidations, extensions or replacements of such mortgages or leases although such mortgage or mortgages may exceed in the aggregate the original principal amounts of the mortgages which shall be liens upon the premises at the time of the execution of the Lease, provided, however, that the aggregate annual amount of principal and interest payments on all of such mortgages (exclusive of the final principal payment) shall not exceed eighty (80%) percent of the annual Base Rent. Landlord will use its best efforts to obtain the agreement of the holder of any such existing or future mortgages either not to disturb the quiet enjoyment of Tenant hereunder as a result of any default by Landlord or to accept payment from Tenant to cure any such default by Landlord.

     B. This a-agreement of subordination shall be self-operative but Tenant covenants and agrees on demand at any time or times, to execute, acknowledge and deliver to Landlord, any and all instruments which may be necessary or proper to subordinate this Lease and Tenant's right hereunder to the lien or liens of any such mortgage or lease or renewal, modification, consolidation, replacement or extension. Tenant hereby authorizes and empowers Landlord to make, execute, acknowledge and deliver the same as attorney in fact of Tenant coupled with an interest in Tenant's name, place and stead upon ten (10) days written notice to Tenant, the Tenant hereby making, constituting and appointing Landlord and its successors and assigns as attorney in fact for that purpose.

     C. Landlord will either provide Tenant with (i) a copy of any existing mortgage upon the Demised Premises, as well as of any renewal, modification, consolidation, extension or replacement thereof or the (ii) a written description of Landlord's obligations under any such mortgage, renewal, modification, consolidation, extension or replacement thereof. Tenant warrants it will not perform any act or do anything which will cause a default under any such mortgage or of any renewal, modification, consolidation, extension or replacement thereof Whenever the obligations of Landlord (mortgagor) to the holder of such mortgages or of such renewals, modifications, consolidations, extensions or replacements require Landlord (mortgagor) to perform an act or do a thing which coincides with an act or thing which Tenant is herein obligated to Landlord to perform or do, Tenant warrants to perform said act or to do said thing. Anything in any provision of this Lease to the contrary notwithstanding, if the time given to Landlord by holders of said mortgages or such renewals, modifications, consolidations, extensions or replacements to perform said act or to do said thing is shorter than the time given to Tenant by this Lease to perform or do the same act or thing, then if Landlord promptly gives Tenant notification of any notice given to Landlord in respect of said act or thing by the holder of said mortgages or by the holders of such renewals, modifications, consolidations, extensions or replacements, Tenant shall perform said act or do said thing within the time specified in the notice so given by the holder of any mortgage or by the holder of such renewals, modifications, consolidations, extensions or replacements. If Tenant fails to perform said act or do said thing., within the time as specified, and Tenant has not commenced and proceeded to remedy such act or thing, Landlord may enter the premises and perform said act or do said thing without further notice. There shall be applicable thereto all the provisions hereof in respect of Landlord performing said acts and/or doing said things at the expense of Tenant and recovering said expenses from Tenant as Additional Rent. Notwithstanding anything herein to the contrary, Tenant shall be under no obligation to make any payments hereunder if the total of such payments would exceed Tenant's obligation to pay Base Rent and Additional Rent to Landlord.

23.     Default

     A. Any one or more of the following events shall be deemed to be "Events of Default" under this Lease:

     (i) if this Lease or the estate of Tenant hereunder shall be transferred, assigned, subleased or mortgaged to any person or party, except in the manner herein permitted, subject to Tenant's right to cure such Event of Default within thirty (30) days thereof, or

     (ii) if Tenant shall default in making payment of any installment of Base Rent or Additional Rent or other sums or charges, as and when the same shall become due under and payable and/or required to be deposited by Tenant under this lease, and such default shall continue for a period of twenty (20) days after written notice given by Landlord; or

     (iii) if Tenant shall materially fail to perform any of its obligations and any such default shall continue for a period of thirty (30) days after written notice by Landlord, except that, in connection with a default not consisting solely of the payment of rent and not susceptible of being cured with due diligence, the applicable cure period, the time of Tenant within which to cure the same, shall be extended for such time as may be necessary to cure the same with reasonable diligence, provided Tenant shall commence promptly and proceed diligently to cure the same; or

     (iv) an execution or attachment shall be issued against Tenant's leasehold estate, and such execution or attachment shall not be vacated or removed by court order, bonding or otherwise, within a period of sixty (60) days after the issuance thereof

     B. Upon the occurrence of an Event of Default, the Landlord may, at its election, and in addition to any other remedies available to it under law or in accordance with any other provision of this Lease, serve a written ten (10) day notice of cancellation and termination of this Lease upon Tenant, and upon the expiration of said ten (10) days (during which time Tenant may cure any monetary default, together with interest, if any, accrued thereon in accordance with the provisions of this Lease, and thereby nullify any such cancellation or termination based only upon such monetary default), the Lease and the terms hereunder shall ten-terminate and expire as fully and completely as if the date of expiration of such ten (10) day period were the day herein fixed for the end and expiration of this Lease and the term thereof, and Tenant in such case shall then quit and surrender to Landlord the Demised Premises and each and every part thereof and Landlord may enter into or repossess the Demised Premises each and every part thereof, either by force, summary proceedings or otherwise. No cancellation and termination of this Lease under this Article shall relieve Tenant of its liability and obligations to pay the Base Rent and Additional Rent, and other sums and charges theretofore accrued or thereafter accruing, and such liability and obligations shall survive any such expiration or termination.

     C. All sums which Tenant has agreed to pay by way of real estate taxes, maintenance and all other sums and charges required to be paid by Tenant hereunder, becoming due from time to time under the terms of this Lease, shall all be deemed Additional Rent reserved in this Lease within the meaning of this Article.

     In the event this Lease is terminated by Landlord pursuant to any of the provisions of this Article or otherwise terminated pursuant to any express provision of this Lease, Landlord shall be entitled to retain and set off against its damages any proceeds being held as deposits or as trust funds hereunder.

     D. In the event of any termination of this Lease, whether the same be by expiration, cancellation, surrender or by operation of law, by issuance of a dispossessory warrant, or by service of notice of cancellation and termination as herein provided, Landlord may at any time re-enter the Demised Premises using such force for that purpose as may be necessary without being liable to prosecution therefor, and thereupon Landlord shall be entitled to retain possession of the Demised Premises free from any estate or interest of Tenant therein.

     E. Tenant hereby expressly waives the service of any notice of intention to re-enter provided in any statute or of the institution of legal proceedings for such purpose and Tenant for and on behalf of itself and all persons claiming through or under Tenant, including any assignee or creditor of Tenant, also waives any and all right of redemption or re-entry or repossession or to restore the operation of this Lease in case Tenant shall be dispossessed by summary proceedings or otherwise or in case of reentry or repossession by Landlord or in case of any expiration or termination of this Lease in accordance with its terms. The term "enter", "entry", "re-enter" as used in this Lease are not restricted to their technical legal meaning.

     F. Except as otherwise provided in this Article, no receipt of funds by Landlord from Tenant after the termination or cancellation hereof in any lawful manner shall reinstate, continue or extend the term, or affect any notice theretofore given to Tenant, or operate as a waiver of the right of Landlord to enforce the payment of Base Rent, and Additional Rent, and other sums and charges then due or which thereafter become due, or operate as a waiver of the right of Landlord to recover possession of the Demised Premises by proper suit, action, proceedings or other remedy, it being agreed that (i) after the service of notice of cancellation and termination as herein provided; (ii) after the commencement of any suit, action, proceedings or other remedy; or
(iii) after a final order or judgment for possession of the Demised Premises, Landlord may demand, receive and collect any funds which thereafter become due, without in any manner affecting such notice, suit, action, proceedings, order of judgment; and any and all such proceeds so collected shall be deemed to be payments on account of the use and occupation of the Demised Premises, or, at the election of Landlord, on account of Tenant's liability hereunder.

     G. If this Lease shall be terminated and canceled as provided in this Article, Tenant covenants and agrees, any other covenant in this Lease to the contrary notwithstanding, that the Deposed Premises shall be then in the same condition as that in which Tenant has agreed to surrender the same to Landlord at the expiration of the term hereof, as more fully described in Article 5B hereof.

     H. Tenant shall pay upon demand all reasonable costs, charges and expenses, including reasonable fees and expenses of counsel retained by Landlord, incurred by Landlord in enforcing Tenant's obligations hereunder in the event of a default of Tenant's obligations under this Lease.

     I. In the event that Tenant shall fail to occupy the Demised Premises on or before December 31, 1996, or in the event that Tenant shall give landlord prior written notice of its intention not to occupy the Deposed Premises on or before December 31, 1996, Tenant shall pay to Landlord as liquidated damages the sum of Fifty Thousand Dollars ($50,000) and shall have no further obligation or liability under this Lease.

24.      Cumulative Remedies

     Any material violation or attempted material violation or threatened material violations of any covenant or condition of this Lease by Tenant, or anyone claiming under Tenant, shall be remediable by injunction which shall be a cumulative remedy in addition to every other remedy given by this Lease or now or hereafter existing by law, either independently of or in connection with the execution of this Lease, it being expressly agreed that the various rights, remedies, powers and elections given to Landlord in this Lease are distinct, separate and cumulative remedies, and no one such remedy thereunder, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the other remedies, or of such other rights, remedies, powers or elections as are now or may hereafter be available to Landlord under this Lease or by law.

25.      Indemnity

     A. Tenant hereby agrees to indemnify and to save and hold Landlord harmless against any and all claims, damages, suits or causes of action for damages arising after the commencement of the term hereof and any orders, decrees or judgments which may be entered therein, commenced as a result of any injury to person or property or from loss of life sustained in or about the said Demised Premises and the building and improvements thereon, or in or upon the sidewalks, curbs, alleys, vaults, or streets in front of or appurtenant thereto by any person or persons whatsoever, as a result of Tenant's negligence. Landlord hereby agrees to indemnify and to save and hold Tenant harmless against any and all such claims, damages, suits or causes of action for damages arising as a result of Landlord's negligence. It is the intention and agreement of the parties that Landlord shall not be liable for any personal injuries or damages to Tenant or its officers, agents and employees or to any other person or to any occupant of any part of the Demised Premises, or for any injury or damage to any goods, wares, merchandise or property of Tenant or of any occupant of any part of the said premises, irrespective of how the same may be caused.

     B. Tenant hereby agrees to indemnify and to save and hold Landlord harmless and free of and from any and all liability, loss, damage or expense, causes of action, suits, claims and judgments, including reasonable legal expenses in connection with defending against any such action, suit or claim arising from injury or alleged injury to persons or property of any and every nature, or arising out of the use, occupation, management or possession of the Demised Premises, or of any building thereon, or any part thereof, or of the vaults, alleys, sidewalks adjacent thereto, occasioned by the actual or alleged negligence or willful acts of Tenant, its agents, employees, assigns or occupants of any part of the Demised Premises, or by their agents or employees respectively, at any time during the term of this Lease.

26.     Improvements Owned by Landlord

     Any and all improvements to said Demised Premises or any part thereof during the term of this Lease shall belong to Landlord upon the expiration or termination of this Lease, and without payment of any kind therefor.

27.      Limit of Liability of Landlord and Tenant

     Tenant agrees that, if Landlord shall be an individual, corporation, trustee, joint venture, tenancy in common, co-partnership, unincorporated association or other unincorporated aggregate of individuals and/or entities, then Tenant shall look solely to such Landlord's estate and property in the land and buildings (or the proceeds thereof for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of such incorporated or unincorporated Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder, or Tenant's use and occupancy of the Demised Premises.

28.  Signs

     With respect to any future signs, Tenant shall only use, erect and maintain signs, flagpoles, marquees or other forms of advertisement or display on the Demised Premises by and with the written consent of the Landlord, which consent shall not be unreasonably withheld or delayed, and to the extent that such erection, use and/or maintenance may be approved by and be in all respects satisfactory to the municipal and other governmental authorities having jurisdiction thereof, and conform in all material respects to all laws, ordinances and regulations pertaining thereto; but Tenant shall include in the insurance coverage to be carried by Tenant hereunder, full insurance against any hazard, loss or damage to person or property by reason of said signs and structures, including indemnity in favor of Landlord against damages or injury due to, or in any way connected with, the erection, maintenance and/or operation of any such signs and structures.

29.      Access rights by Landlord to Show Premises

     Subject to rights of tenants and occupants, Tenant shall permit Landlord or its agents, on reasonable advance notice of not less than five (5) business days to Tenant, to show the Demised Premises on business days to persons wishing to purchase or mortgage the same; and during the six months next preceding the expiration of the term hereby granted (including any extensions thereto as to whether Tenant shall have given Landlord the notice required by Article 2B, 2C or 2D), Landlord or its agents shall have the right to show the premises to persons wishing to hire the same upon such notice.

30.      Inspection and Access Rights

     Subject to rights of tenants and occupants of the Demised Premises, Landlord and its agents and other representatives shall have the right to enter into and upon the Demised Premises or any part thereof at all reasonable hours and upon reasonable notice for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof, which right to make repairs or alterations shall, however, be subject and subordinate to each and every provision contained in this Lease applicable to repairs or alterations, and Landlord agrees that except for emergencies (in Landlord's reasonable opinion), Landlord will give Tenant ten
(10) business days' prior notice before making any repairs upon the Deposed Premises and in the event that Tenant shall dispute the necessity for such repairs, such disputes shall be subject to arbitration pursuant to Article 34 hereof Except as otherwise specifically provided elsewhere in this Lease, Landlord shall not be under any obligation to make any repairs, alterations and/or improvements of any kind whatsoever, structural or otherwise, but Tenant shall make all such repairs, alterations and improvements at its own cost and expense. However, in case of the neglect or default of Tenant in making the same, Landlord may do so during the term hereby granted or after its expiration, subject to the provisions of Article 23.F hereof, and all reasonable costs and expenses paid or incurred in connection therewith, plus interest thereon at the rate of one percent (1%) per month, shall be repaid by Tenant to Landlord on demand as Additional Rent. The recipient bills of the mechanics or contractors employed by Landlord showing,-, the payment by Landlord for the making of such repairs, alterations or improvements, shall be prima facie evidence of the reasonableness of such charges therefor, and that the same have been paid by Landlord.

31.      Quiet Enjoyment

     Upon payment of the Base Rent, Additional Rent and all other sums and charges herein reserved and upon the due performance of all the terms, covenants and conditions and agreements herein contained on its part to be kept and performed, Tenant shall and may at all times during the term hereby granted peaceably and quietly enjoy the Demised Premises, subject, however, to the terms of this Lease; provided, however, that this covenant shall run with the land, shall be binding upon the grantee of the Demised Premises from time to time, as the case may be, but that there shall be no personal liability hereunder as against Landlord, or, if Landlord is a corporation, against its stockholders, or if it is a partnership, against any of its constituent partners, or any successor corporation or partnership or firm or joint tenancy, and Tenant will look solely to the Demised Premises for its protection.

32.      Surrender at End of Term

     A. At the expiration of the term of this Lease as set forth in Article 2 hereof, or upon the sooner termination of the term pursuant to Article 23 or any other provision of this Lease, Tenant shall surrender and deliver up to Landlord the Demised Premises, buildings and improvements and the sidewalk, vaults and streets and appurtenances in front of or appurtenant to the Demised Premises, and also all elevators, pipes, plumbing, electric wires, boilers and steam heating plant, and all machinery, in the same condition existing on the date hereof, ordinary-y wear and tear excepted, to which end Tenant herein specifically contracts, under penalty of forfeiture and damages, that, except to the extent that such items are the responsibility of Landlord, as described in
Article 8 hereof, Tenant shall at all times not only keep all building on the said premises, adjacent sidewalk and vaults, if any, in the same condition existing on the date hereof, ordinary wear and tear excepted, whether inside and outside, and whether structural or otherwise, extraordinary or unforeseen, and will from time to time, if necessary, renew the same to the end that deliver-y of the aforesaid Demised Premises and sidewalks, vaults and streets and all pipes, plumbing, electric wires, boilers and steam heating plant, elevators and machinery, within, in front of, or appurtenant to the Demised Premises, may be at the expiration of this Lease in the same condition existing on the date hereof, ordinary wear and tear excepted.

     B. Tenant hereby covenants and agrees that at the expiration of the term of this Lease as set forth in Article 2 hereof, or upon the sooner termination of the term pursuant to Article 23 or any other provision of this Lease, it will restore the Demised Premises to the condition that they were in on the day before the Commencement Date of this Lease (normal wear and tear excepted), or, at Tenant's option, rent to the Landlord the reasonable cost of such restoration, as more fully described in Article 8B hereof In the event that Tenant causes the Certificate of Occupancy set forth in Article 13 to be amended, Tenant agrees, at its sole cost, to cause such Certificate of Occupancy to be restored to its former provision at the expiration of any renewal of this Lease, or the termination of this Lease pursuant to Article 23 or any other provision of this Lease.

33.     No Waiver

     It is understood and agreed that neither delay on the par-t of Landlord or Tenant in invoking any remedy to which such party may be entitled because of any breach on the part of the other party hereto of any covenant or condition herein nor the acceptance of rent herein by

Landlord, either from Tenant or any subtenant, whether or not such delay or acceptance is with or without knowledge on the part of Landlord of such breach, shall prejudice Landlord's or Tenant's (as the case may be) privilege to invoke such remedy, which remedy shall continue until such breach is cured.

     Landlord or Tenant may, as often as it elects, waive any one or more violations or defaults in any of the terms, covenants, conditions and provisions set forth in this Lease, in case any such violations or defaults occur, without thereby losing or impairing the right subsequently to enforce fully each and all of such terms, covenants, conditions and provisions in the manner herein provided in case of new or continued violation or default in any of such terms, covenants, conditions and provisions.

34.      Arbitration

     If a matter is to be determined by arbitration pursuant to the specific provisions of this Lease,then such matter shall be settled by arbitration in New York City before the American Arbitration Association and in accordance with its procedural rules then obtaining (or if the American Arbitration Association is not then in existence, such matter shall be settled by arbitration in accordance with the laws of the State of New York), and the award rendered shall be final, conclusive and binding upon the parties and judgment thereon may be entered in any court having jurisdiction thereof. Each party to the arbitration shall pay half the cost thereof and its own counsel fees and expenses. It is further expressly understood and agreed that arbitration shall not be available to any party to this Lease except in the cases in which it is expressly provided for in this Lease.

35.      Excavation

     If any excavation shall be made or contemplated to be made for building or other purposes upon property adjacent to the Demised Premises, Tenant shall, subject to Landlord's approval, and if applicable, Landlord's payment (as set forth in Article 8) either:

     (i) afford to the person or persons causing or authorized to cause such excavation the right to reasonably enter upon the Demised Premises and any building and improvements now or hereafter erected thereon for the purpose of doing such work as such person or persons shall consider to be necessary to preserve any of the walls or structures thereof from injury or damage and to support the same by proper foundations, or

     (ii) do or cause to be done all such work as may be necessary to preserve any of the walls or structures of any building and improvements now or hereafter erected upon the Demised Premises from injury or damage and to support the same by proper foundations. Tenant shall not, by reason of any such excavation or work, have any claim against Landlord for damages, or indemnity or for suspension, diminution, abatement or reduction of rent under this Lease or any renewal thereof This Article is intended to benefit only the Landlord and permitted mortgagees and is not intended to create any rights not conferred by law on any adjoining owner or lessee.

36.      No Service or Repairs

     Except as set forth in Article 8, Landlord shall not be required to furnish any service to the Demised Premises, including, without limitation, heat, water, electricity and power, and shall in all events not be liable for any failure of water supply or electric current or of any service by any utility, nor for injury or damage to person (including death) or property caused by or resulting from falling plaster, steam, gas, electricity, water, rain or snow which may flow or leak from any part of the Demised Premises, or from any pipes, appliances or plumbing works of the same, or from the street or subsurface or from any other place, nor from interference with light or other incorporeal hereditament or easements, however caused, except if due to negligence on the part of Landlord. Tenant agrees to pay all charges for gas, electricity, water, light, heat, power and/or other services used or charges imposed in or about or supplied to said building. If there is no meter to measure the consumption of water, the Tenant, at its own cost, will install same. Landlord shall not be required to furnish any services or facilities or to make any repairs or alterations in or to the Demised Premises. Tenant hereby assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Demised Premises from and after the date hereof, except as otherwise provided herein.

37.      Party Wall Agreements, If Any

         Tenant  covenants,   in  connection  with  the  making  of  repairs  or
alterations, to observe and perform the covenants and conditions contained in any party wall agreement affecting the Demised Premises, if any

38.      Definition of Landlord

     The term "Landlord" as used in this Lease means only the owner of the land and buildings which constitute the Demised Premises, so that in the event of any transfer of said land and buildings by Landlord, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and conditions of Landlord hereunder, and it shall be deemed and construed without further agreement between the par-ties or their successors in interest, or between the parties and the transferee at any such transfer, that the transferee has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. This provision shall apply to each and every sale and transfer.

39.     Notice

     Notice wherever provided for herein shall be in writing and be given by certified mail, return receipt requested at the address herein specified by the party to whom such notice is to be given, unless a different address has been published by such a party to the party giving such notice, in which case the latter address shall be used. Every notice shall be deemed to have been given the earlier of (i) three (3) business days after the time of deposit thereof in any branch of the United States Post Office or (ii) upon receipt thereof by the addressee.

     Any and all notices required to be given to Landlord under the terms of this Lease shall be given only to one such individual, firm or corporation who shall have been duly designated by an instrument or instruments executed and acknowledged by Landlord and until such further designation, all notices to be given to the Landlord shall be given to Landlord at the address set forth above, with a copy to Landlord's attorney, Avrohom P. Dubin, Esq., 1140 East 19th Street, Brooklyn, New York 11230.

     Any and all notices required to be given to Tenant under the terms of this Lease shall be given only to one such individual, firm or corporation, who shall have been duly designated by an instrument or instruments executed and acknowledged by Tenant, and until such further designation, all notices to be given to Tenant shall be sent to the address set forth above, with a copy to Tenant's attorney, Raymond W. Goldfaden, Esq., Epstein, Becker & Green, P.C., 250 Park Avenue, New York, N.Y. 10177.

40.      Sprinkler System

     A. If there now is or shall be installed in the building a "sprinkler system" and such systems or any of its appliances shall be damaged or injured or not in reasonable working order, Tenant shall forthwith restore the same to reasonable working condition.

     B. If the New York Board of Fire Underwriters or the Fire Insurance Exchange or any bureau, department or official of the federal, state or city government or any fire insurance carrier insuring the Demised Premises requires changes, modifications or alterations to the sprinkler system, Tenant shall be responsible for same. Tenant shall in all events be required to maintain the sprinkler system and replace sprinkler heads as necessary.

     C. Tenant shall pay all costs for the contract price for superior supervisory service during the term of this Lease, if required.

41. Estoppel Certificate - Tenant

     Tenant agrees at any time and from time to time upon not less than ten (10) days' prior notice by Landlord to execute, acknowledge and deliver to Landlord or fee mortgagee a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modification), and the dates to which the Base Rent and Additional Rent have been paid, and stating whether or not Landlord is in default in keeping, observing or performing any term, covenant, agreement, provision, condition, or limitation contained in the Lease and, if in default, specifying each such default, it being intended that any such certificate delivered pursuant to this Article may be relied upon by Landlord or any prospective purchaser of the fee or any mortgagee thereof.

42.      Estoppel Certificate - Landlord

     Within ten (10) days after receipt of written request therefor, Landlord will certify in writing to Tenant or any assignee or proposed assignee or mortgagee of this Lease, or proposed permitted sublessee, that as of the date of such certification, Tenant has or has not, as the case may be, faithfully and fully made all payments then and theretofore due to Landlord and that Landlord knows or does not know, as the case may be, of any default by Tenant in the full and faithful performance by

Tenant of all covenants, conditions and agreements on Tenant's part to be performed. Upon the failure of Landlord to execute and deliver such certificate within the time above specified, such failure shall be deemed tantamount to the delivery of the certificate by Landlord, to the effect that Tenant has faithfully and fully met all payments thereunder and theretofore due to Landlord, and that Tenant is not in default under the terms of this Lease.

43.      Severability Provision

     If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shah not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

44.      Landlord's right to Mortgage Fee

     Subject to the provisions of Article 22 hereof, Landlord may, from time to time, mortgage its fee and estate in the Demised Premises and its reversionary interest in and to the furniture, chattels, furnishings, fixtures and equipment, or renew, modify, consolidate, replace or extend any such mortgage and this Lease and all rights of Tenant shall be subject and subordinate to any such mortgage, and any renewal, modification, consolidation, replacement or extension agreement thereof Landlord agrees that promptly upon receipt by Landlord of any written notice of default from any fee mortgagee, Landlord shall send a true copy of such notice of default to Tenant.

45.     Covenants

     Whenever in this Lease any words of obligation or duty are used, such words or expressions shall have the same force and effect as though in the form of covenants.

46.     Waiver of jury Trial

     It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Demised Premises and/or any claim or injury or damage. It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the premises by reason of nonpayment of the Base Rent, Additional Rent or other sums and charges, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.


47.     Adjustments upon Expiration of Lease Term

     Upon expiration or termination of this Lease, whether by lapse of time or otherwise (except if Tenant is dispossessed by Landlord or abandons the Demised Premises) appropriate adjustments shall be made between Landlord and Tenant of taxes, water and sewer charges, fuel and
any  other  items   customarily   adjusted   between   parties  to  similar
transactions and in accordance with the customs in respect to hotel title closings usual in New York, New York. Further, upon the expiration of the term of this Lease, whether by lapse of time or otherwise, and upon the payment of the net adjustment due to Tenant, if any, Tenant shall turn over to Landlord, at Landlord's written request therefor, the originals of all subleases, all other applicable agreements, service contracts, union agreements, maintenance agreements, insurance policies, licenses and permits (to the extend transferable) in Tenant's possession and shall make available to Landlord payroll schedules and such other operating data as Landlord may reasonably request and shall transfer to Landlord all lease security deposits.

48.     Governing Law

     The parties hereby covenant and agree that this Lease shall be governed by, and construed in accordance with the Internal laws of the State of New York, without giving effect to principles of conflicts of law.

49.     Article Headings

     The Article headings are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope or intent of this Lease, nor in any way affect this Lease.

50.     Successors and Assigns, Survival

     The covenants and agreements herein contained shall, subject to the provisions of this Lease, bind and inure to the benefit of Landlord and Tenant and their respective heirs, executors, administrators, personal representatives and assigns and Tenant and its respective successors and assigns. Notwithstanding anything to the contrary contained herein, the terms and provisions of this Lease shall survive the assignment or transfer at any time of

Landlord's rights under this Lease, or the sale or transfer at anytime of the fee estate in the Demised Premises or of any interest therein.

51.     No Employees

     The Landlord agrees to deliver the premises to the Tenant that no employees and the Landlord will turn the building over to the Tenant with the understanding that the Tenant will hire its own employees. Landlord agrees to indemnify Tenant from and against any claims by employees that relate to periods prior to the Lease Commencement Date.

52.     Net Rental

     It is the intention of the parties that except as herein specifically set forth, the rent payable hereunder shall be net to the Landlord and that all costs, expenses and obligations, except as herein specifically set forth, of every kind and nature, relating to the Demised Premises, shall be payable by Tenant.

53.     Current Occupants

     Tenant takes the Lease with the understanding that certain, or all of the, units of the Demised Premises may be occupied by tenants on the

Commencement Date of this Lease. A listing of such occupied units and the terms of such tenancies is attached hereto as Exhibit "C." Tenant expressly takes subject thereto.

54.     Landlord's Renovation Obligations

     Landlord shall be under no obligation to renovate, repair or restore any part of the Demised Premises.

55.     Opportunity to Consult with Counsel

     Tenant acknowledges that it has been afforded a full and fair opportunity to review this Lease with its legal counsel prior to its execution of this Lease.


     IN WITNESS WHEREOF, the parties have set their hands and seals the year and date first above written.

                                      ----------------------------
                                      Date:


CRESTON REALTY ASSOCIATES, L.P.


By_____________________________


CORRECTIONAL SERVICES CORPORATION


By______________________________

                                    Exhibit A

                                    Exhibit B

                              No Service Contracts.

                                   Exhibit C
                               Existing Tenancies


     1. Deseus, Apt. 2N, Rent $293.50 per month, no security, no arrearages, Landlord provides heat and hot water.

     2. Altman, Apt. 4N, Rent $253.00 per month, no security, no arrearages, Landlord provides heat and hot water.


     3. Torres, Basement Apt., Rent $143.00 every two weeks, no security, one rental payment in arrears ($143.00) plus $255.00 back arrears, Landlord provides heat, hot water, gas and electricity.






BY FEDERAL EXPRESS



Mr. James Slattery
Correctional Services Corporation
1819 Main Street, Suite 1000
Sarasota, Florida 34236



Dear Jim:

Re: Lease between Creston Realty Associates, L.P., Landlord and Correctional Services Corporation, Tenant
         Premises: 2532 Creston Avenue, Bronx, New York



     I am enclosing a fully executed copy of the Lease for the above Premises. We are preparing corporation resolutions with respect to the authorization for your Company to enter into this Lease. These resolutions will be sent to you shortly.

Sincerely yours,



Raymond W. Goldfaden